EXHIBIT 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350

George Lefevre, as Chief Executive Officer of MotivNation, Inc. (the “Company”), and Jay Isco, as Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. §1350, that

(1)  the Company’s Annual Report of Form 10-KSB for the period ended December 31, 2005, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), fully complies with the applicable requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 3, 2006
George LeFevre Chief Executive Officer

Dated: November 3, 2006	Jay Isco Chief Financial Officer